                                                        Exhibit 99.B(H)(6)(A)(i)

[ING FUNDS LOGO]

July 14, 2005


Nick Horvath
DST Systems, Inc.
333 West 11th St., 5th Floor
Kansas City, Missouri 64105


Dear Mr. Horvath:

     Pursuant to the Agency Agreement dated November 30, 2000, as amended, between the Funds (as defined in the Agreement) and DST Systems, Inc. (the "Agreement"), we hereby notify you of our intention to retain you as Transfer Agent and Dividend Disbursing Agent to render such services to ING Prime Institutional Money Market Fund, a newly established series of ING Funds Trust, ING VP Index Plus International Equity Portfolio, ING MarketPro Portfolio, ING MarketStyle Growth Portfolio, ING MarketStyle Moderate Growth Portfolio and ING MarketStyle Moderate Portfolio, five newly established series of ING Investors Trust (the "Funds"), upon all of the terms and conditions set forth in the Agreement. Upon your acceptance, the Agreement will be modified to give effect to the foregoing by adding the above-mentioned Funds to the AMENDED AND RESTATED EXHIBIT A of the Agreement. This AMENDED AND RESTATED EXHIBIT A supersedes the previous AMENDED AND RESTATED EXHIBIT A dated April 11, 2005.

     Please signify your acceptance to act as Transfer Agent and Dividend Disbursing Agent under the Agreement with respect to the Funds by signing below.


                                         Very sincerely,


                                         /s/ Todd Modic
                                         Todd Modic
                                         Senior Vice President
                                         ING Funds Trust
                                         ING Investors Trust

ACCEPTED AND AGREED TO:
DST Systems, Inc.

By:    /s/ Nick Horvath
       ---------------------------------------
Name:  Nick Horvath
       ---------------------------------------
Title: Director of Operations, Duly Authorized
       ---------------------------------------


7337 E. Doubletree Ranch Rd.        Tel: 480-477-3000            ING Funds Trust
Scottsdale, AZ 85258-2034           Fax: 480-477-2700        ING Investors Trust
                                    www.ingfunds.com

                         AMENDED AND RESTATED EXHIBIT A

                               WITH RESPECT TO THE

                                AGENCY AGREEMENT

                                     BETWEEN

                                    THE FUNDS

                                       AND

                                DST SYSTEMS, INC.

                                                                    TYPE OF             STATE OF            TAXPAYER
TAXPAYER/FUND NAME                                               ORGANIZATION         ORGANIZATION          I.D. NO.
------------------                                               ------------         ------------          --------
ING CORPORATE LEADERS TRUST FUND                                 Trust                New York             13-6061925

ING EQUITY TRUST                                                 Business Trust       Massachusetts            N/A
    ING Convertible Fund                                                                                   33-0552461
    ING Disciplined LargeCap Fund                                                                          06-1533751
    ING Equity and Bond Fund                                                                               33-0552418
    ING Financial Services Fund                                                                            95-4020286
    ING LargeCap Growth Fund                                                                               33-0733557
    ING LargeCap Value Fund                                                                                20-0437128
    ING MidCap Opportunities Fund                                                                          06-1522344
    ING MidCap Value Choice Fund                                                                           20-2024800
    ING MidCap Value Fund                                                                                  86-1048451
    ING Principal Protection Fund                                                                          86-1033467
    ING Principal Protection Fund II                                                                       86-1039030
    ING Principal Protection Fund III                                                                      86-1049217
    ING Principal Protection Fund IV                                                                       82-0540557
    ING Principal Protection Fund V                                                                        27-0019774
    ING Principal Protection Fund VI                                                                       48-1284684
    ING Principal Protection Fund VII                                                                      72-1553495
    ING Principal Protection Fund VIII                                                                     47-0919259
    ING Principal Protection Fund IX                                                                       20-0453800
    ING Principal Protection Fund X                                                                        20-0584080
    ING Principal Protection Fund XI                                                                       20-0639761
    ING Principal Protection Fund XII                                                                      20-1420367
    ING Principal Protection Fund XIII                                                                     20-1420401
    ING Principal Protection Fund XIV                                                                      20-1420432
    ING Real Estate Fund                                                                                   43-1969240
    ING SmallCap Opportunities Fund                                                                        04-2886856
    ING SmallCap Value Choice Fund                                                                         20-2024826
    ING SmallCap Value Fund                                                                                86-1048453

ING FUNDS TRUST                                                  Statutory Trust      Delaware                N/A
    ING Classic Money Market Fund                                                                          23-2978935

                                                                    TYPE OF             STATE OF            TAXPAYER
TAXPAYER/FUND NAME                                               ORGANIZATION         ORGANIZATION          I.D. NO.
------------------                                               ------------         ------------          --------
ING FUNDS TRUST (CONTINUED)
    ING GNMA Income Fund                                                                                   22-2013958
    ING High Yield Bond Fund                                                                               23-2978938
    ING Institutional Prime Money Market Fund                                                              20-2990793
    ING Intermediate Bond Fund                                                                             52-2125227
    ING National Tax-Exempt Bond Fund                                                                      23-2978941

ING INVESTMENT FUNDS, INC.                                       Corporation          Maryland                N/A
    ING MagnaCap Fund                                                                                      22-1891924

ING INVESTORS TRUST                                              Business Trust       Massachusetts           N/A
    ING AIM Mid Cap Growth Portfolio                                                                       13-3851354
    ING Alliance Mid Cap Growth Portfolio                                                                  51-0380290
    ING American Funds Growth Portfolio                                                                    55-0839555
    ING American Funds Growth-Income Portfolio                                                             55-0839542
    ING American Funds International Portfolio                                                             55-0839952
    ING Capital Guardian Managed Global Portfolio                                                          51-0377646
    ING Capital Guardian Small/Mid Cap Portfolio                                                           13-3869101
    ING Capital Guardian U.S. Equities Portfolio                                                           23-3027332
    ING Eagle Asset Capital Appreciation Portfolio                                                         13-3793993
    ING Evergreen Health Sciences Portfolio                                                                20-0573913
    ING Evergreen Omega Portfolio                                                                          20-0573935
    ING FMR(SM) Diversified Mid Cap Portfolio                                                              25-6725709
    ING FMR(SM) Earnings Growth Portfolio                                                                  20-1794099
    ING Global Resources Portfolio                                                                         95-6895627
    ING Goldman Sachs Tollkeeper(SM) Portfolio                                                             23-3074142
    ING International Portfolio                                                                            23-3074140
    ING Janus Contrarian Portfolio                                                                         23-3054937
    ING Jennison Equity Opportunities Portfolio                                                            13-6990661
    ING JPMorgan Emerging Markets Equity Portfolio                                                         52-2059121
    ING JPMorgan Small Cap Equity Portfolio                                                                02-0558352
    ING JPMorgan Value Opportunities Portfolio                                                             20-1794128
    ING Julius Baer Foreign Portfolio                                                                      02-0558388
    ING Legg Mason Value Portfolio                                                                         23-3054962
    ING LifeStyle Aggressive Growth Portfolio                                                              20-0573999
    ING LifeStyle Growth Portfolio                                                                         20-0573986
    ING LifeStyle Moderate Growth Portfolio                                                                20-0573968
    ING LifeStyle Moderate Portfolio                                                                       20-0573946
    ING Limited Maturity Bond Portfolio                                                                    95-6895624
    ING Liquid Assets Portfolio                                                                            95-6891032
    ING MarketPro Portfolio                                                                                20-2990523
    ING MarketStyle Growth Portfolio                                                                       20-2990561
    ING MarketStyle Moderate Growth Portfolio                                                              20-2990595

                                                                    TYPE OF             STATE OF            TAXPAYER
TAXPAYER/FUND NAME                                               ORGANIZATION         ORGANIZATION          I.D. NO.
------------------                                               ------------         ------------          --------
ING INVESTORS TRUST (CONT.)
    ING MarketStyle Moderate Portfolio                                                                     20-2990628
    ING Marsico Growth Portfolio                                                                           51-0380299
    ING Marsico International Opportunities Portfolio                                                      20-1794156
    ING Mercury Focus Value Portfolio                                                                      02-0558367
    ING Mercury Large Cap Growth Portfolio                                                                 02-0558346
    ING MFS Mid Cap Growth Portfolio                                                                       51-0380288
    ING MFS Total Return Portfolio                                                                         51-0380289
    ING MFS Utilities Portfolio                                                                            20-2455961
    ING Oppenheimer Main Street Portfolio(R)                                                               51-0380300
    ING PIMCO Core Bond Portfolio                                                                          51-0380301
    ING PIMCO High Yield Portfolio                                                                         02-0558398
    ING Pioneer Fund Portfolio                                                                             20-1487161
    ING Pioneer Mid Cap Value Portfolio                                                                    20-1487187
    ING Salomon Brothers All Cap Portfolio                                                                 23-0326348
    ING Salomon Brothers Investors Portfolio                                                               23-3027331
    ING Stock Index Portfolio                                                                              55-0839540
    ING T. Rowe Price Capital Appreciation Portfolio                                                       95-6895626
    ING T. Rowe Price Equity Income Portfolio                                                              95-6895630
    ING UBS U.S. Allocation Portfolio                                                                      23-3054961
    ING Van Kampen Equity Growth Portfolio                                                                 02-0558376
    ING Van Kampen Global Franchise Portfolio                                                              02-0558382
    ING Van Kampen Growth and Income Portfolio                                                             13-3729210
    ING Van Kampen Real Estate Portfolio                                                                   95-6895628
    ING VP Index Plus International Equity Portfolio                                                       20-2990679

ING MAYFLOWER TRUST                                              Business Trust       Massachusetts           N/A
    ING International Value Fund                                                                           06-1472910

ING MUTUAL FUNDS                                                 Statutory Trust      Delaware                N/A
    ING Emerging Countries Fund                                                                            33-0635177
    ING Foreign Fund                                                                                       72-1563685
    ING Global Equity Dividend Fund                                                                        55-0839557
    ING Global Real Estate Fund                                                                            86-1028620
    ING Global Value Choice Fund                                                                           33-0552475
    ING International Fund                                                                                 22-3278095
    ING International Value Choice Fund                                                                    20-2024764
    ING International SmallCap Fund                                                                        33-0591838
    ING Precious Metals Fund                                                                               13-2855309
    ING Russia Fund                                                                                        22-3430284

                                                                    TYPE OF             STATE OF            TAXPAYER
TAXPAYER/FUND NAME                                               ORGANIZATION         ORGANIZATION          I.D. NO.
------------------                                               ------------         ------------          --------
ING PARTNERS, INC.                                               Corporation          Maryland                 N/A
   ING American Century Large Company Value Portfolio                                                      52-2354157
   ING American Century Select Portfolio                                                                   52-2354143
   ING American Century Small Cap Value Portfolio                                                          45-0467862
   ING Baron Small Cap Growth Portfolio                                                                    75-3023525
   ING Fidelity(R) VIP Contrafund(R) Portfolio                                                             20-1351800
   ING Fidelity(R) VIP EquityIncome Portfolio                                                              20-1352142
   ING Fidelity(R) VIP Growth Portfolio                                                                    20-1352125
   ING Fidelity(R) VIP Mid Cap Portfolio                                                                   20-1352148
   ING Fundamental Research Portfolio                                                                      52-2354152
   ING Goldman Sachs(R) Capital Growth Portfolio                                                           52-2354149
   ING Goldman Sachs(R) Core Equity Portfolio                                                              51-0457737
   ING JPMorgan Fleming International Portfolio                                                            06-1496079
   ING JPMorgan Mid Cap Value Portfolio                                                                    75-3023510
   ING MFS Capital Opportunities Portfolio                                                                 06-1496058
   ING OpCap Balanced Value Portfolio                                                                      52-2354147
   ING Oppenheimer Global Portfolio                                                                        75-3023503
   ING Oppenheimer Strategic Income Portfolio                                                              20-1544721
   ING PIMCO Total Return Portfolio                                                                        75-3023517
   ING Salomon Brothers Aggressive Growth Portfolio                                                        06-1496052
   ING Salomon Brothers Fundamental Value Portfolio                                                        52-2354160
   ING Salomon Brothers Large Cap Growth Portfolio                                                         51-0457738
   ING Solution 2015 Portfolio                                                                             20-2456044
   ING Solution 2025 Portfolio                                                                             47-0951928
   ING Solution 2035 Portfolio                                                                             20-2456104
   ING Solution 2045 Portfolio                                                                             20-2456138
   ING Solution Income Portfolio                                                                           20-2456008
   ING T. Rowe Price Diversified Mid Cap Growth Portfolio                                                  52-2354156
   ING T. Rowe Price Growth Equity Portfolio                                                               06-1496081
   ING UBS U.S. Large Cap Equity Portfolio                                                                 06-1496055
   ING Van Kampen Comstock Portfolio                                                                       75-3023521
   ING Van Kampen Equity and Income Portfolio                                                              52-2354153

ING PRIME RATE TRUST                                             Business Trust       Massachusetts        95-6874587

ING SENIOR INCOME FUND                                           Statutory Trust      Delaware             86-1011668

ING VARIABLE INSURANCE TRUST                                     Statutory Trust      Delaware                 N/A
   ING GET U.S. Core Portfolio - Series 1                                                                  43-2007006

                                                                    TYPE OF             STATE OF            TAXPAYER
TAXPAYER/FUND NAME                                               ORGANIZATION         ORGANIZATION          I.D. NO.
------------------                                               ------------         ------------          --------
ING VARIABLE INSURANCE TRUST (CONT.)
    ING GET U.S. Core Portfolio - Series 2                                                                   41-2107140
    ING GET U.S. Core Portfolio - Series 3                                                                   32-0090501
    ING GET U.S. Core Portfolio - Series 4                                                                   32-0090502
    ING GET U.S. Core Portfolio - Series 5                                                                   32-0090504
    ING GET U.S. Core Portfolio - Series 6                                                                   32-0090505
    ING GET U.S. Core Portfolio - Series 7                                                                   83-0403223
    ING GET U.S. Core Portfolio - Series 8                                                                   20-1420513
    ING GET U.S. Core Portfolio - Series 9                                                                   20-1420578
    ING GET U.S. Core Portfolio - Series 10                                                                  20-2936139
    ING GET U.S. Core Portfolio - Series 11                                                                  20-2936166
    ING GET U.S. Core Portfolio - Series 12                                                                  20-2936189
    ING GET U.S. Opportunity Portfolio - Series 1                                                            43-2007032
    ING GET U.S. Opportunity Portfolio - Series 2                                                               TBD
    ING VP Global Equity Dividend Portfolio                                                                  25-6705433

ING VARIABLE PRODUCTS TRUST                                      Business Trust       Massachusetts             N/A
    ING VP Convertible Portfolio                                                                             86-1028318
    ING VP Disciplined LargeCap Fund                                                                         06-6397003
    ING VP Financial Services Portfolio                                                                      86-1028316
    ING VP High Yield Bond Portfolio                                                                         06-6396995
    ING VP International Value Portfolio                                                                     06-6453493
    ING VP LargeCap Growth Portfolio                                                                         86-1028309
    ING VP MagnaCap Portfolio                                                                                06-6493762
    ING VP MidCap Opportunities Portfolio                                                                    06-6493760
    ING VP Real Estate Portfolio                                                                             20-0453833
    ING VP SmallCap Opportunities Portfolio                                                                  06-6397002

ING VP EMERGING MARKETS FUND, INC.                               Corporation          Maryland               06-1287459

ING VP NATURAL RESOURCES TRUST                                   Business Trust       Massachusetts          22-2932678

USLICO SERIES FUND                                               Business Trust       Massachusetts             N/A
    The Asset Allocation Portfolio                                                                           54-1499147
    The Bond Portfolio                                                                                       54-1499901
    The Money Market Portfolio                                                                               54-1499149
    The Stock Portfolio                                                                                      54-1499398